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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-03826
AIM Sector Funds (Invesco Sector Funds)*
(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)
Philip A. Taylor     11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 4/30
Date of reporting period: 4/30/12
*Fund included is Invesco Technology Sector Fund.

Item 1. Reports to Stockholders.

Annual Report to Shareholders	April 30, 2012

Invesco Technology Sector Fund
Nasdaq:
A: IFOAX ▪ B: IFOBX ▪ C: IFOCX ▪ Y: IFODX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
13	Financial Statements
15	Notes to Financial Statements
22	Financial Highlights
23	Auditor’s Report
24	Fund Expenses
26	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     As we’ve seen often in recent years, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why you may find it helpful to stay in touch with your financial adviser on a regular basis. He or she can explain how your investments performed in the last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its short-term performance. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our portfolio managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our portfolio managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco Technology Sector Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. We’ve continued to work to ensure that the depth and breadth of our fund offerings and their cost to shareholders remain highly competitive. We’ve also worked to manage costs, and this remains a continuing focus of your Board. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the US and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the US is a consumer-driven market and that consumers face numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead. You’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Invesco’s website, invesco.com/us, provides a wealth of information about your investments and news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We appreciate the opportunity to represent and serve you.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Technology Sector Fund

Management’s Discussion of Fund Performance

Performance summary
Please note that the fiscal year-end for Invesco Technology Sector Fund has changed to April 30. Therefore, the period covered by this report is from March 31, 2011, the date of the last annual report, through April 30, 2012, the Fund’s new fiscal year-end. Despite a significant spike in volatility, equity markets experienced gains for the 13 months ended April 30, 2012. At net asset value (NAV), Invesco Technology Sector Fund outperformed both the BofA Merrill Lynch 100 Technology Index (price only) and the Lipper Science & Technology Funds Index, the Fund’s style-specific and peer group indexes, respectively, during the reporting period. Relative to its style-specific index, the Fund’s security selection in the information technology (IT) services, computers and peripherals, and semiconductor industries positively affected performance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Cumulative total returns, 3/31/11 to 4/30/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares*	7.51%

Class B Shares*	6.68

Class C Shares*	6.68

Class Y Shares*	7.84

S&P 500 Index▼ (Broad Market Index)	7.83

BofA Merrill Lynch 100 Technology Index (price only)▼ (Style-Specific Index)**	-5.66

NYSE Arca Tech 100 Index (price only)▼ (Former Style-Specific Index)**	10.23

Lipper Science & Technology Funds Index▼ (Peer Group Index)	4.00

Source(s): ▼ Lipper Inc.

*	Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.

**	During the reporting period, the Fund has elected to use the BofA Merrill Lynch 100 Technology Index (price only) as its style-specific index rather than the NYSE Arca Tech 100 Index (price only) because the BofA Merrill Lynch 100 Technology Index (price only) more appropriately reflects the Fund’s investment style.

How we invest
We seek to grow capital by investing in companies we believe are capable of generating sustainable, superior earnings and cash flow growth that is not fully reflected in investor expectations or equity valuations. The Fund emphasizes companies we believe have a strategic advantage over their competition and operate in industries we believe to be beneficiaries of secular trends. The Fund invests in industries such as hardware, software, telecommunications equipment and services, semiconductors and service-related companies in the IT sector.
     We use a research-oriented, bottom-up investment approach focusing on company fundamentals and growth prospects. We place great emphasis on companies exhibiting high returns on invested capital and generating free cash flow – metrics we believe are good indicators of

Fund data as of 4/30/12

Portfolio Composition
By sector

Information Technology	93.3%

Consumer Discretionary	2.1

Health Care	1.0

Industrials	0.6

Money Market Funds
Plus Other Assets Less Liabilities	3.0

Total Net Assets	$114.1 million

Total Number of Holdings*	76

Top 10 Equity Holdings*

1.	Apple Inc.	11.3%

2.	QUALCOMM, Inc.	4.2

3.	EMC Corp.	3.8

4.	Citrix Systems, Inc.	2.8

5.	Oracle Corp.	2.8

6.	MasterCard, Inc.-Class A	2.7

7.	Google, Inc.-Class A	2.7

8.	Microsoft Corp.	2.6

9.	Microsemi Corp.	2.5

10.	Intel Corp.	2.4
financial health and growth potential. We seek companies with management teams that maintain high quality balance sheets and manageable debt levels. Valuation also plays a critical role in stock selection.
     Risk management is an integral part of our portfolio construction process as we attempt to limit volatility and downside risk. Only stocks that exhibit a proper balance of risk and reward are chosen for the portfolio. We seek to accomplish this goal by thoroughly understanding the key business drivers of companies in which we invest. The portfolio is constructed with the goal of holding a diversified portfolio of stocks we believe are best suited to capitalize on secular trends in the IT sector.
     We may reduce or eliminate a holding when:
■	A stock’s price reaches its valuation target.

■	A company’s fundamentals change or deteriorate.

■	It no longer meets our investment criteria.

■	A more attractive investment opportunity is identified.

Market conditions and your Fund
Equity markets were highly volatile during the 13-month reporting period as investors weighed the competing issues of improved corporate profits, soft macroeconomic data and European sovereign debt issues. In the US, corporate earnings increased, but they often were overshadowed by concerns about high unemployment and weak consumer confidence. After generally rising through July, major equity indexes sold off precipitously in August as the US received the first-ever downgrade to its credit rating from Standard & Poor’s. At the same time, the sovereign debt crisis unfolded in the eurozone, prompting fears of a “double-dip” recession. Equity markets rebounded in the fourth quarter of 2011, and continued rising during the first four months of 2012, following improved economic data.
     Major domestic equity indexes produced positive returns for the 13-month reporting period, and seven out of 10 sectors in the S&P 500 Index posted gains. The consumer discretionary, IT and consumer staples sectors had the highest returns; the energy, materials, and financials sectors were market laggards and produced losses for the reporting period.

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
4	Invesco Technology Sector Fund

     On an absolute basis, the Fund produced a gain for the reporting period, primarily as a result of gains in the computers and peripherals industry and the IT services industry. The communications equipment industry, however, hurt the Fund’s absolute performance during the reporting period.
     The Fund’s outperformance relative to its style-specific index was primarily attributable to security selection in the IT services, computers and peripherals, and semiconductor industries. Conversely, security selection and underweight exposure to the Internet software and services industry detracted from the Fund’s relative performance. Additionally, the Fund’s small cash weighting hurt performance relative to the all-equity index as equities rose for much of the reporting period.
     Top contributors to the Fund’s absolute performance during the reporting period included Apple and MasterCard. Following four years of exclusivity with AT&T (not a Fund holding), Apple expanded its distribution of the iPhone to Verizon and Sprint (not Fund holdings) during 2011. Apple also unveiled the iPhone 4 and the iPhone 4S, as well as the new speech-recognition feature called “Siri.” We believe Apple’s unique competitive advantage can be sustained, despite the loss of the company’s visionary founder, Steve Jobs. With regard to MasterCard, the company has managed expenses well and, in general, credit card volumes rebounded during the second half of 2011.
     Top detractors from Fund performance included Rovi and Micron Technology. Rovi is a global leader in digital entertainment products and services, while Micron Technology manufactures and supplies memory chips used in everything from computers and networking and consumer electronics to automotive and mobile devices. When Rovi announced that earnings for the third quarter and for fiscal year 2011 would fall short of analysts’ expectations, investors reacted negatively. Micron Technology, on the other hand, announced worse-than-expected financial results due to decreases in their memory chip average selling prices. Additionally, the company recently lost its chairman and chief executive officer (CEO), Steve Appleton, in a plane accident. The company’s previous president and chief operating officer, Mark Durcan, who had retired, returned to the company to serve as interim CEO. We held both stocks at the close of the reporting period.
     Also at the close of the reporting period, the Fund had overweight exposure (relative to its style-specific index) to the computers and peripherals, IT services and communications equipment industries. Conversely, we were underweight in the electronic equipment, semiconductors and software industries. Additionally, the Fund did not have exposure to household durables, office electronics or industrial conglomerates – industries in which the style-specific index had minor exposure.
     At the close of the reporting period, we remained confident about the medium-term outlook for the IT sector, primarily because of the potential for increased enterprise spending. We believed that many businesses remained reluctant to hire additional employees, opting instead to use IT to boost productivity. Additionally, we believed the technology needs of emerging-market economies were likely to continue to increase. At the close of the fiscal year, we also saw the potential for improvements in credit markets and stabilization of demand patterns, both conducive to continued secular growth. We believed that longer-term, the IT sector may continue to benefit from three key secular themes, which are independent of any short-term catalysts:
■	Globalization – The desire for productivity gains supports increased technology use in international markets.
■	Consumerization – Technology demand is consumer-driven.

■	Proliferation – Technology continues to penetrate products ranging from automobiles and industrial controls to sporting gear and alternative energy.
     As always, we thank you for your continued investment in Invesco Technology Sector Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Warren Tennant
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Technology Sector Fund. He began his investment career in 2000 when he joined Invesco. Mr. Tennant earned a B.B.A. in finance and an M.B.A. from The University of Texas at Austin.
Brian Nelson
Chartered Financial Analyst, portfolio manager, is manager of Invesco Technology Sector Fund. He began his investment career in 1988 and joined Invesco in 2004. Mr. Nelson earned a B.A. from the University of California Santa Barbara.

Fund data as of 3/31/12

Portfolio Composition
By sector

Information Technology	92.9%

Consumer Discretionary	2.2

Health Care	1.0

Materials	0.8

Industrials	0.6

Money Market Funds
Plus Other Assets Less Liabilities	2.5

Total Net Assets	$118.4 million

Total Number of Holdings*	77

Top 10 Equity Holdings*

1.	Apple Inc.	12.1%

2.	QUALCOMM, Inc.	4.4

3.	EMC Corp.	3.9

4.	Google Inc.-Class A	2.7

5.	Citrix Systems, Inc.	2.7

6.	Oracle Corp.	2.7

7.	MasterCard, Inc.-Class A	2.4

8.	Check Point Software
	Technologies Ltd.	2.4

9.	Microsemi Corp.	2.4

10.	Intel Corp.	2.3

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
5	Invesco Technology Sector Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 4/30/02*

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception predated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
     During the reporting period, the Fund has elected to use the BofA Merrill Lynch 100 Technology Index (price only) as its style-specific index rather than the NYSE Arca Tech 100 Index (price only) because the BofA Merrill Lynch 100 Technology Index more closely reflects the performance of the types of securities in which the Fund invests. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Technology Sector Fund

Average Annual Total Returns
As of 4/30/12, including maximum applicable
sales charges

Class A Shares

Inception (7/28/97)		3.32%

10	Years	1.82

5	Years	1.72

1	Year	-1.02

Class B Shares

Inception (11/28/95)		3.89%

10	Years	1.76

5	Years	1.76

1	Year	-1.00

Class C Shares

Inception (7/28/97)		2.94%

10	Years	1.62

5	Years	2.13

1	Year	3.00

Class Y Shares

Inception (7/28/97)		3.96%

10	Years	2.63

5	Years	3.16

1	Year	5.07

Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Morgan Stanley Technology Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Technology Sector Fund. Returns shown above for Class A, Class B, Class C and Class Y shares

Average Annual Total Returns
As of 3/31/12, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (7/28/97)		3.55%

10	Years	0.82

5	Years	3.29

1	Year	4.68

Class B Shares

Inception (11/28/95)		4.10%

10	Years	0.75

5	Years	3.34

1	Year	4.92

Class C Shares

Inception (7/28/97)		3.17%

10	Years	0.61

5	Years	3.71

1	Year	8.92

Class Y Shares

Inception (7/28/97)		4.19%

10	Years	1.62

5	Years	4.74

1	Year	11.06

Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.
are blended returns of the predecessor fund and Invesco Technology Sector Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit
invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.70%, 2.45%, 2.45% and 1.45%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

continued from page 8
■	The BofA Merrill Lynch 100 Technology Index (price only) is a price -only equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts.

■	The NYSE Arca Tech 100 Index (price-only) is a price-weighted index comprised of common stocks and American Depositary Receipts of technology-related companies listed on US exchanges.

■	The Lipper Science & Technology Funds Index is an unmanaged index considered representative of science and technology funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7	Invesco Technology Sector Fund

Invesco Technology Sector Fund’s investment objective is long-term capital appreciation.
■	Unless otherwise stated, information presented in this report is as of April 30, 2012, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Technology companies risk. Common stock and other equity securities of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market due to the fact that these companies operate in rapidly changing fields, and the stocks of these companies may be subject to abrupt or erratic market movements. These companies may have limited product lines, markets or financial resources and management may be more dependent upon one or a few key people.

■	Common stock and other equity securities risk. In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the Fund to the risks associated with both fixed income securities, including credit risk and interest rate risk, and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.
■	Foreign and emerging market securities risk. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. Emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries.
     In connection with its investment in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (forward contracts). Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Fund’s securities are not denominated.
■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

■	Derivatives risk. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage.
     The risks associated with the derivative instruments and techniques that the Fund may principally use include:
     Options and futures. A decision as to whether, when and how to use options and futures involves the exercise of skill and judgment and even a well conceived options or futures transaction may be unsuccessful because of market behavior or unexpected events. Options and futures can be highly volatile and the potential loss from futures can exceed the Fund’s initial investment in such contracts. In addition, the use of options can lower total returns.
     Swaps. Swap contracts are subject to credit risk or the risk of default or non-performance by the counterparty to the contract. Swaps could result in losses if interest rates or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	IFOAX
Class B Shares	IFOBX
Class C Shares	IFOCX
Class Y Shares	IFODX

8 Invesco Technology Sector Fund

Schedule of Investments(a)

April 30, 2012

	Shares	Value

Common Stocks & Other Equity Interests–97.03%
Application Software–6.85%
Autodesk, Inc.(b)	28,681	$1,129,171

Citrix Systems, Inc.(b)	37,749	3,231,692

Informatica Corp.(b)	10,278	472,993

Nuance Communications, Inc.(b)	19,296	471,594

Salesforce.com, Inc.(b)	9,946	1,548,891

TIBCO Software Inc.(b)	29,183	960,121

		7,814,462

Communications Equipment–11.96%
ADTRAN, Inc.	23,539	718,410

Brocade Communications Systems, Inc.(b)	105,684	585,489

Ciena Corp.(b)	52,289	774,923

Cisco Systems, Inc.	92,465	1,863,170

F5 Networks, Inc.(b)	9,162	1,227,067

Finisar Corp.(b)	34,424	568,684

JDS Uniphase Corp.(b)	85,174	1,034,864

Juniper Networks, Inc.(b)	24,731	529,985

QUALCOMM, Inc.	75,884	4,844,435

Sonus Networks, Inc.(b)	211,065	597,314

Sycamore Networks, Inc.(b)	18,656	290,847

Ubiquiti Networks Inc.(b)	18,339	605,554

		13,640,742

Computer Hardware–11.28%
Apple Inc.	22,027	12,869,055

Computer Storage & Peripherals–5.64%
EMC Corp.(b)	154,546	4,359,743

NetApp, Inc.(b)	34,654	1,345,615

Synaptics Inc.(b)	23,695	727,673

		6,433,031

Data Processing & Outsourced Services–8.40%
Alliance Data Systems Corp.(b)	12,307	1,581,326

Genpact Ltd. (India)(b)	81,780	1,364,090

MasterCard, Inc.–Class A	6,839	3,093,075

VeriFone Systems, Inc.(b)	26,372	1,256,362

Visa Inc.–Class A	18,561	2,282,632

		9,577,485

Electronic Manufacturing Services–2.27%
Jabil Circuit, Inc.	64,496	1,512,431

MA-COM Technology Solutions Holdings Inc.(b)	28,153	558,274

Sanmina-SCI Corp.(b)	58,367	519,467

		2,590,172

Internet Retail–2.07%
Amazon.com, Inc.(b)	6,010	1,393,719

Priceline.com Inc.(b)	1,269	965,481

		2,359,200

Internet Software & Services–8.44%
eBay Inc.(b)	36,953	1,516,920

Facebook Inc.–Class B (Acquired 04/04/12-04/05/12; Cost $1,100,826)(b)(c)	33,100	1,092,300

Google Inc.–Class A(b)	5,017	3,036,439

LogMeIn, Inc.(b)	14,686	528,843

Responsys, Inc.(b)	28,678	366,505

ValueClick, Inc.(b)	62,417	1,321,992

Velti PLC (Ireland)(b)	43,304	517,483

VeriSign, Inc.	30,298	1,245,551

		9,626,033

IT Consulting & Other Services–5.15%
Accenture PLC–Class A (Ireland)	25,792	1,675,190

Cognizant Technology Solutions Corp.–Class A(b)	32,400	2,375,568

International Business Machines Corp.	8,833	1,829,138

		5,879,896

Life Sciences Tools & Services–1.00%
Agilent Technologies, Inc.	27,058	1,141,306

Research & Consulting Services–0.65%
Acacia Research(b)	18,073	740,993

Semiconductor Equipment–1.63%
Cymer, Inc.(b)	19,215	996,105

Teradyne, Inc.(b)	49,856	858,022

		1,854,127

Semiconductors–19.53%
ARM Holdings PLC–ADR (United Kingdom)	8,365	211,885

Atmel Corp.(b)	89,114	790,441

Avago Technologies Ltd. (Singapore)	24,017	828,106

Broadcom Corp.–Class A(b)	63,399	2,320,403

Cirrus Logic, Inc.(b)	19,432	532,048

Cypress Semiconductor Corp.(b)	66,005	1,023,078

Diodes Inc.(b)	37,447	834,694

Fairchild Semiconductor International, Inc.(b)	54,421	771,146

Intel Corp.	98,307	2,791,919

Intermolecular Inc.(b)	65,644	437,846

Lattice Semiconductor Corp.(b)	182,011	993,780

Marvell Technology Group Ltd.(b)	83,118	1,247,601

Micron Technology, Inc.(b)	158,620	1,045,306

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Technology Sector Fund

	Shares	Value

Semiconductors–(continued)

Microsemi Corp.(b)	131,806	$2,836,465

ON Semiconductor Corp.(b)	110,313	911,185

Semtech Corp.(b)	69,144	1,884,865

Skyworks Solutions, Inc.(b)	29,851	810,156

Texas Instruments Inc.	19,437	620,818

Volterra Semiconductor Corp.(b)	26,906	884,938

Xilinx, Inc.	13,897	505,573

		22,282,253

Systems Software–12.16%
Ariba Inc.(b)	35,831	1,368,744

Check Point Software Technologies Ltd. (Israel)(b)	44,447	2,583,704

CommVault Systems, Inc.(b)	13,367	696,020

Fortinet Inc.(b)	49,258	1,286,619

Infoblox, Inc.(b)	9,606	195,962

Microsoft Corp.	92,556	2,963,643

Oracle Corp.	107,843	3,169,506

Red Hat, Inc.(b)	14,808	882,705

Rovi Corp.(b)	25,402	726,497

		13,873,400

Total Common Stocks & Other Equity Interests (Cost $85,843,458)		110,682,155

Money Market Funds–2.78%
Liquid Assets Portfolio–Institutional Class(d)	1,586,760	1,586,760

Premier Portfolio–Institutional Class(d)	1,586,761	1,586,761

Total Money Market Funds (Cost $3,173,521)		3,173,521

TOTAL INVESTMENTS–99.81% (Cost $89,016,979)		113,855,676

OTHER ASSETS LESS LIABILITIES–0.19%		211,882

NET ASSETS–100.00%		$114,067,558

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at April 30, 2012 represented 0.96% of the Fund’s Net Assets.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Technology Sector Fund

Schedule of Investments(a)

March 31, 2012

	Shares	Value

Common Stocks & Other Equity Interests–97.52%
Application Software–6.67%
Autodesk, Inc.(b)	28,681	$1,213,780

Citrix Systems, Inc.(b)	40,736	3,214,478

Informatica Corp.(b)	10,278	543,706

Nuance Communications, Inc.(b)	19,296	493,592

Salesforce.com, Inc.(b)	9,946	1,536,756

TIBCO Software Inc.(b)	29,183	890,081

		7,892,393

Communications Equipment–12.32%
ADTRAN, Inc.	23,539	734,181

Brocade Communications Systems, Inc.(b)	105,684	607,683

Ciena Corp.(b)	52,289	846,559

F5 Networks, Inc.(b)	10,195	1,375,917

Finisar Corp.(b)	34,424	693,644

JDS Uniphase Corp.(b)	85,174	1,234,171

Juniper Networks, Inc.(b)	30,852	705,894

Polycom, Inc.(b)	41,456	790,566

QUALCOMM, Inc.	75,884	5,161,630

Riverbed Technology, Inc.(b)	30,874	866,942

Sonus Networks, Inc.(b)	211,065	612,088

Sycamore Networks, Inc.(b)	21,376	379,210

Ubiquiti Networks Inc.(b)	18,339	580,063

		14,588,548

Computer Hardware–12.12%
Apple Inc.(b)	23,934	14,347,715

Computer Storage & Peripherals–6.80%
EMC Corp.(b)	154,546	4,617,835

NetApp, Inc.(b)	34,654	1,551,460

SanDisk Corp.(b)	20,426	1,012,925

Synaptics Inc.(b)	23,695	865,104

		8,047,324

Data Processing & Outsourced Services–8.40%
Alliance Data Systems Corp.(b)	12,307	1,550,190

Genpact Ltd. (India)(b)	81,780	1,333,014

MasterCard, Inc.–Class A	6,839	2,876,073

VeriFone Systems, Inc.(b)	26,372	1,367,916

Visa Inc.–Class A	18,561	2,190,198

Wright Express Corp.(b)	9,613	622,249

		9,939,640

Electronic Manufacturing Services–1.86%
Jabil Circuit, Inc.	64,496	1,620,140

MA-COM Technology Solutions Holdings Inc.(b)	28,153	583,893

		2,204,033

Fertilizers & Agricultural Chemicals–0.82%
Monsanto Co.	12,187	972,035

Internet Retail–2.22%
Amazon.com, Inc.(b)	8,475	1,716,272

Priceline.com Inc.(b)	1,269	910,508

		2,626,780

Internet Software & Services–7.11%
eBay Inc.(b)	36,953	1,363,196

Google Inc.–Class A(b)	5,017	3,217,101

LogMeIn, Inc.(b)	14,686	517,388

Responsys, Inc.(b)	28,678	343,276

ValueClick, Inc.(b)	62,417	1,232,112

Velti PLC (Ireland)(b)	43,304	586,769

VeriSign, Inc.	30,298	1,161,625

		8,421,467

IT Consulting & Other Services–5.07%
Accenture PLC–Class A (Ireland)(b)	25,792	1,663,584

Cognizant Technology Solutions Corp.–Class A(b)	32,400	2,493,180

International Business Machines Corp.	8,833	1,843,005

		5,999,769

Life Sciences Tools & Services–0.94%
Agilent Technologies, Inc.	25,022	1,113,729

Research & Consulting Services–0.64%
Acacia Research(b)	18,073	754,367

Semiconductor Equipment–1.52%
Cymer, Inc.(b)	19,215	960,750

Teradyne, Inc.(b)	49,856	842,068

		1,802,818

Semiconductors–19.86%
ARM Holdings PLC–ADR (United Kingdom)	8,365	236,646

Atmel Corp.(b)	89,114	878,664

Avago Technologies Ltd. (Singapore)	24,017	935,942

Broadcom Corp.–Class A(b)	63,399	2,491,581

Cirrus Logic, Inc.(b)	26,923	640,767

Cypress Semiconductor Corp.(b)	66,005	1,031,658

Diodes Inc.(b)	37,447	868,021

Fairchild Semiconductor International, Inc.(b)	54,421	799,989

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Technology Sector Fund

	Shares	Value

Semiconductors–(continued)

Intel Corp.	98,307	$2,763,410

Intermolecular Inc.(b)	65,644	407,649

Lattice Semiconductor Corp.(b)	182,011	1,170,331

Marvell Technology Group Ltd.(b)	83,118	1,307,446

Micron Technology, Inc.(b)	158,620	1,284,822

Microsemi Corp.(b)	131,806	2,825,921

ON Semiconductor Corp.(b)	110,313	993,920

Semtech Corp.(b)	69,144	1,967,838

Skyworks Solutions, Inc.(b)	29,851	825,380

Texas Instruments Inc.	19,437	653,278

Volterra Semiconductor Corp.(b)	26,906	925,970

Xilinx, Inc.	13,897	506,268

		23,515,501

Systems Software–11.17%
Ariba Inc.(b)	35,831	1,172,032

Check Point Software Technologies Ltd. (Israel)(b)	44,447	2,837,496

CommVault Systems, Inc.(b)	13,367	663,538

Fortinet Inc.(b)	49,258	1,361,984

Microsoft Corp.	72,395	2,334,739

Oracle Corp.	107,843	3,144,702

Red Hat, Inc.(b)	14,808	886,851

Rovi Corp.(b)	25,402	826,835

		13,228,177

Total Common Stocks & Other Equity Interests (Cost $86,160,780)		115,454,296

Money Market Funds–2.72%
Liquid Assets Portfolio–Institutional Class(c)	1,611,470	1,611,470

Premier Portfolio–Institutional Class(c)	1,611,470	1,611,470

Total Money Market Funds (Cost $3,222,940)		3,222,940

TOTAL INVESTMENTS–100.24% (Cost $89,383,720)		118,677,236

OTHER ASSETS LESS LIABILITIES–(0.24)%		(275,763)

NET ASSETS–100.00%		$118,401,473

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Technology Sector Fund

Statement of Assets and Liabilities

April 30, 2012 and March 31, 2012

	April 30,	March 31,
	2012	2012

Assets:
Investments, at value (Cost $85,843,458 and $86,160,780, respectively)	$110,682,155	$115,454,296

Investments in affiliated money market funds, at value and cost	3,173,521	3,222,940

Total investments, at value (Cost $89,016,979 and $89,383,720, respectively)	113,855,676	118,677,236

Foreign currencies, at value (Cost $30 and $30, respectively)	32	32

Receivable for:
Investments sold	489,313	494,258

Fund shares sold	153,143	18,163

Dividends	31,597	10,064

Investment for trustee deferred compensation and retirement plans	6,084	6,089

Other assets	21,119	10,149

Total assets	114,556,964	119,215,991

Liabilities:
Payable for:
Investments purchased	—	278,875

Fund shares reacquired	241,559	205,345

Accrued fees to affiliates	220,511	302,328

Accrued other operating expenses	17,070	17,698

Trustee deferred compensation and retirement plans	10,266	10,272

Total liabilities	489,406	814,518

Net assets applicable to shares outstanding	$114,067,558	$118,401,473

Net assets consist of:
Shares of beneficial interest	$133,761,789	$135,315,825

Undistributed net investment income (loss)	(9,479)	(529,108)

Undistributed net realized gain (loss)	(44,523,451)	(45,678,762)

Unrealized appreciation	24,838,699	29,293,518

	$114,067,558	$118,401,473

Net Assets:
Class A	$99,453,182	$103,068,262

Class B	$4,309,475	$4,625,861

Class C	$9,744,628	$10,151,875

Class Y	$560,273	$555,475

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	7,896,708	7,946,678

Class B	385,622	401,697

Class C	871,942	881,522

Class Y	42,897	41,307

Class A:
Net asset value per share	$12.59	$12.97

Maximum offering price per share (Net asset value of $12.59 divided by 94.50%) (Net asset value of $12.97 divided by 94.50%)	$13.32	$13.72

Class B:
Net asset value and offering price per share	$11.18	$11.52

Class C:
Net asset value and offering price per share	$11.18	$11.52

Class Y:
Net asset value and offering price per share	$13.06	$13.45

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Technology Sector Fund

Statement of Operations

For the period April 1, 2012 through April 30, 2012 and the year ended March 31, 2012

	One month ended	Year ended
	April 30,	March 31,
	2012	2012

Investment income:
Dividends (net of foreign withholding taxes of $0 and $3,123, respectively)	$35,011	$569,948

Dividends from affiliated money market funds (includes securities lending income of $0 and $1,645, respectively)	246	4,909

Total investment income	35,257	574,857

Expenses:
Advisory fees	63,428	745,627

Administrative services fees	4,110	50,000

Custodian fees	343	6,301

Distribution fees:
Class A	20,599	237,535

Class B	3,700	58,598

Class C	8,115	93,160

Transfer agent fees	44,799	727,262

Trustees’ and officers’ fees and benefits	3,555	22,627

Professional services fees	13,769	54,459

Other	8,229	142,117

Total expenses	170,647	2,137,686

Less: Fees waived	(338)	(6,110)

Net expenses	170,309	2,131,576

Net investment income (loss)	(135,052)	(1,556,719)

Realized and unrealized gain (loss) from:
Net realized gain from investment securities	1,155,311	13,489,584

Change in net unrealized appreciation (depreciation) of:
Investment securities	(4,454,819)	(1,299,807)

Foreign currencies	—	(4)

	(4,454,819)	(1,299,811)

Net realized and unrealized gain (loss)	(3,299,508)	12,189,773

Net increase (decrease) in net assets resulting from operations	$(3,434,560)	$10,633,054

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Technology Sector Fund

Statement of Changes in Net Assets

For the period April 1, 2012 through April 30, 2012 and the years ended March 31, 2012 and 2011

	One month ended	Year ended	Year ended
	April 30,	March 31,	March 31,
	2012	2012	2011

Operations:
Net investment income (loss)	$(135,052)	$(1,556,719)	$(1,442,829)

Net realized gain (loss)	1,155,311	13,489,584	(12,664,873)

Change in net unrealized appreciation (depreciation)	(4,454,819)	(1,299,811)	28,934,550

Net increase (decrease) in net assets resulting from operations	(3,434,560)	10,633,054	14,826,848

Share transactions–net:
Class A	(633,738)	(13,051,672)	(12,499,979)

Class B	(179,827)	(4,078,508)	(6,678,345)

Class C	(106,730)	(1,477,120)	(1,372,987)

Class Y	20,940	133,838	76,095

Net increase (decrease) in net assets resulting from share transactions	(899,355)	(18,473,462)	(20,475,216)

Net increase (decrease) in net assets	(4,333,915)	(7,840,408)	(5,648,368)

Net assets:
Beginning of period	118,401,473	126,241,881	131,890,249

End of period (includes undistributed net investment income (loss) of $(9,479), $(529,108) and $(2,313), respectively)	$114,067,558	$118,401,473	$126,241,881

Notes to Financial Statements

April 30, 2012

NOTE 1—Significant Accounting Policies

Invesco Technology Sector Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  On April 30, 2012, the Fund’s fiscal year-end changed from March 31 to April 30.
  The Fund’s investment objective is long-term capital appreciation.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

15        Invesco Technology Sector Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

16        Invesco Technology Sector Fund

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.
Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.
J.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.67%

Next $2.5 billion	0.645%

Over $3 billion	0.62%

17        Invesco Technology Sector Fund

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, and Class Y shares to 2.00%, 2.75%, 2.75%, and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses under this expense limitation for the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012, the Adviser waived advisory fees of $338 and $5,796, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.
  In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.
  For the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period April 1, 2012 to April 30, 2012, IDI advised the Fund that IDI retained $175 in front-end sales commissions from the sale of Class A shares and $0, $542 and $0 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. For the year ended March 31, 2012, IDI advised the Fund that IDI retained $884 in front-end sales commissions from the sale of Class A shares and $0, $6,800 and $140 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

18        Invesco Technology Sector Fund

  The following is a summary of the tiered valuation input levels, as of April 30, 2012 and March 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

				April 30, 2012
	Level 1	Level 2	Level 3	Total

Equity Securities	$112,763,376	$1,092,300	$—	$113,855,676

During the year ended March 31, 2012, there were no significant transfers between investment levels.

				March 31, 2012
	Level 1	Level 2	Level 3	Total

Equity Securities	$118,677,236	$—	$—	$118,677,236

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the period April 1, 2012 through April 30, 2012 and the year ended March 31, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $0 and $314, respectively.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period April 1, 2012 to April 30, 2012 and the year ended March 31, 2012, the Fund paid legal fees of $0 and $1,075, respectively for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

There were no ordinary income or long term gain distributions paid for the period April 1, 2012 through April 30, 2012 and the years ended March 31, 2012 and 2011.

Tax Components of Net Assets at Period-End:

	April 30,	March 31,
	2012	2012

Net unrealized appreciation — investments	$24,554,661	$29,010,856

Net unrealized appreciation — other investments	2	2

Temporary book/tax differences	(9,479)	(9,479)

Late year ordinary loss deferrals	—	(519,629)

Capital loss carryforward	(44,239,415)	(45,396,102)

Shares of beneficial interest	133,761,789	135,315,825

Total net assets	$114,067,558	$118,401,473

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

19        Invesco Technology Sector Fund

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $1,156,688 and $13,542,347, respectively, of capital loss carryforward in the current period and for the year ended March 31, 2012 to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of April 30, 2012 and March 31, 2012 which expires as follows:

Capital Loss Carryforward*
	April 30, 2012			March 31, 2012
Expiration	Short-Term	Long-Term	Total	Short-Term	Long-Term	Total

April 30, 2014	$18,349,904	$—	$18,349,904	$19,506,591	$—	$19,506,591

April 30, 2016	12,866,974	—	12,866,974	12,866,974	—	12,866,974

April 30, 2018	13,022,537	—	13,022,537	13,022,537	—	13,022,537

	$44,239,415	$—	$44,239,415	$45,396,102	$—	$45,396,102

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period April 1, 2012 to April 30, 2012 was $4,714,749 and $6,181,132 and the year ended March 31, 2012 was $42,100,316 and $62,948,222, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

	April 30, 2012	March 31, 2012

Aggregate unrealized appreciation of investment securities	$27,603,483	$30,714,689

Aggregate unrealized (depreciation) of investment securities	(3,048,822)	(1,703,833)

Net unrealized appreciation of investment securities	$24,554,661	$29,010,856

Cost of investments for tax purposes	$89,301,015	$89,666,380

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on April 30, 2012, undistributed net investment income (loss) was increased by $654,681 and shares of beneficial interest was decreased by $654,681. This reclassification had no effect on the net assets of the Fund.
  Primarily as a result of differing book/tax treatment of expired capital loss carryforward and net operating losses, on March 31, 2012, undistributed net investment income (loss) was increased by $1,029,924, undistributed net realized gain (loss) was increased by $11,571,048 and shares of beneficial interest decreased by $12,600,972. This reclassification had no effect on the net assets of the Fund.

20        Invesco Technology Sector Fund

NOTE 10—Share Information

	Summary of Share Activity

	One month ended		Year ended March 31,
	April 30, 2012(a)		2012(a)		2011
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	23,641	$298,639	177,951	$2,069,003	551,426	$5,887,514

Class B	741	8,458	5,235	55,688	29,945	272,976

Class C	266	3,012	24,682	256,576	59,766	610,322

Class Y	2,120	27,670	16,503	201,775	68,325	855,902

Automatic conversion of Class B shares to Class A shares:
Class A	12,102	152,399	242,818	2,758,340	325,775	3,326,723

Class B	(13,629)	(152,399)	(272,363)	(2,758,340)	(362,987)	(3,326,723)

Reacquired:
Class A	(85,713)	(1,084,776)	(1,591,354)	(17,879,015)	(2,116,262)	(21,714,216)

Class B	(3,187)	(35,886)	(135,477)	(1,375,856)	(403,345)	(3,624,598)

Class C	(9,846)	(109,742)	(174,645)	(1,733,696)	(214,910)	(1,983,309)

Class Y	(530)	(6,730)	(5,685)	(67,937)	(67,301)	(779,807)

Net increase (decrease) in share activity	(74,035)	$(899,355)	(1,712,335)	$(18,473,462)	(2,129,568)	$(20,475,216)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 75% and 75% of the outstanding shares of the Fund for the one month ended April 30, 2012 and the year ended March 31, 2012, respectively. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

21        Invesco Technology Sector Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

								Ratio of		Ratio of
			Net gains					expenses		expenses
			(losses) on					to average		to average net		Ratio of net
	Net asset	Net	securities					net assets		assets without		investment
	value,	investment	(both	Total from	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
One month ended 04/30/12	$12.97	$(0.01)	$(0.37)	$(0.38)	$12.59	(2.93)%	$99,453	1.71	%(d)	1.71	%(d)	(1.34	)%(d)	4%
Year ended 03/31/12	11.70	(0.15)	1.42 (e)	1.27	12.97	10.85 (e)	103,068	1.81	(f)	1.82	(f)	(1.29	)(f)	38
Year ended 03/31/11	10.27	(0.11)	1.54	1.43	11.70	13.92	106,661	1.70		1.70		(1.08)		214
Year ended 03/31/10	7.12	(0.11)	3.26	3.15	10.27	44.24	106,337	1.92	(g)	1.92	(g)	(1.23	)(g)	113
Year ended 03/31/09	10.32	(0.11)	(3.09)	(3.20)	7.12	(31.01)	78,705	2.00	(g)	2.00	(g)	(1.32	)(g)	81
Year ended 03/31/08	10.42	(0.13)	0.03	(0.10)	10.32	(0.96)	94,361	1.72	(g)	1.72	(g)	(1.18	)(g)	122

Class B
One month ended 04/30/12	11.52	(0.02)	(0.32)	(0.34)	11.18	(2.95)	4,309	2.46	(d)	2.46	(d)	(2.09	)(d)	4
Year ended 03/31/12	10.47	(0.20)	1.25 (e)	1.05	11.52	10.03 (e)	4,626	2.56	(f)	2.57	(f)	(2.04	)(f)	38
Year ended 03/31/11	9.26	(0.17)	1.38	1.21	10.47	13.07	8,418	2.45		2.45		(1.83)		214
Year ended 03/31/10	6.47	(0.16)	2.95	2.79	9.26	43.12	14,261	2.67	(g)	2.67	(g)	(1.98	)(g)	113
Year ended 03/31/09	9.45	(0.17)	(2.81)	(2.98)	6.47	(31.53)	19,556	2.75	(g)	2.75	(g)	(2.07	)(g)	81
Year ended 03/31/08	9.61	(0.20)	0.04	(0.16)	9.45	(1.66)	81,609	2.47	(g)	2.47	(g)	(1.93	)(g)	122

Class C
One month ended 04/30/12	11.52	(0.02)	(0.32)	(0.34)	11.18	(2.95)	9,745	2.46	(d)	2.46	(d)	(2.09	)(d)	4
Year ended 03/31/12	10.46	(0.20)	1.26 (e)	1.06	11.52	10.13 (e)	10,152	2.54	(f)	2.55	(f)	(2.02	)(f)	38
Year ended 03/31/11	9.25	(0.17)	1.38	1.21	10.46	13.08	10,794	2.45		2.45		(1.83)		214
Year ended 03/31/10	6.46	(0.16)	2.95	2.79	9.25	43.19	10,981	2.67	(g)	2.67	(g)	(1.98	)(g)	113
Year ended 03/31/09	9.44	(0.17)	(2.81)	(2.98)	6.46	(31.57)	8,927	2.75	(g)	2.75	(g)	(2.07	)(g)	81
Year ended 03/31/08	9.60	(0.20)	0.04	(0.16)	9.44	(1.67)	15,835	2.47	(g)	2.47	(g)	(1.93	)(g)	122

Class Y
One month ended 04/30/12	13.45	(0.01)	(0.38)	(0.39)	13.06	(2.90)	560	1.46	(d)	1.46	(d)	(1.09	)(d)	4
Year ended 03/31/12	12.10	(0.12)	1.47 (e)	1.35	13.45	11.16 (e)	555	1.56	(f)	1.57	(f)	(1.04	)(f)	38
Year ended 03/31/11	10.59	(0.09)	1.60	1.51	12.10	14.26	369	1.45		1.45		(0.83)		214
Year ended 03/31/10	7.33	(0.09)	3.35	3.26	10.59	44.47	312	1.67	(g)	1.67	(g)	(0.98	)(g)	113
Year ended 03/31/09	10.60	(0.09)	(3.18)	(3.27)	7.33	(30.85)	218	1.75	(g)	1.75	(g)	(1.07	)(g)	81
Year ended 03/31/08	10.67	(0.11)	0.04	(0.07)	10.60	(0.66)	860	1.47	(g)	1.47	(g)	(0.93	)(g)	122

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $100,250, $4,501, $9,873 and $556 for Class A, Class B, Class C and Class Y, respectively.
(e)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received Net gains (losses) on securities (both realized and unrealized) per share would have been $1.29, $1.12, $1.13 and $1.34 for Class A, Class B, Class C and Class Y, respectively and total returns would have been lower.
(f)	Ratios are based on average daily net assets (000’s omitted) of $95,565, $5,872, $9,474 and $377 for Class A, Class B, Class C and Class Y, respectively.
(g)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios was less than 0.005% for the years ended March 31, 2010, 2009 and 2008, respectively.

22        Invesco Technology Sector Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)
and Shareholders of Invesco Technology Sector Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Technology Sector Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2012 and at March 31, 2012, the results of its operations for the period ended April 30, 2012 and the year ended March 31, 2012, the changes in its net assets and the financial highlights for the period ended April 30, 2012 and the years ended March 31, 2012 and March 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 and at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended March 31, 2010 and prior were audited by other independent auditors whose report dated May 26, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

June 12, 2012
Houston, Texas

23        Invesco Technology Sector Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2011 through April 30, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(11/01/11)	(04/30/12)[1]	Period[2]	(04/30/12)	Period[2]	Ratio
A	$1,000.00	$1,128.10	$10.53	$1,014.97	$9.97	1.99%

B	1,000.00	1,124.80	14.45	1,011.26	13.68	2.74

C	1,000.00	1,124.80	14.37	1,011.34	13.60	2.72

Y	1,000.00	1,129.80	9.21	1,016.21	8.72	1.74

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2011 through April 30, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

24        Invesco Technology Sector Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2011 through March 31, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(10/01/11)	(03/31/12)[1]	Period[2]	(03/31/12)	Period[2]	Ratio
A	$1,000.00	$1,318.10	$11.42	$1,015.15	$9.92	1.97%

B	1,000.00	1,315.10	15.74	1,011.40	13.68	2.72

C	1,000.00	1,315.10	15.57	1,011.55	13.53	2.69

Y	1,000.00	1,321.20	9.98	1,016.40	8.67	1.72

[1]	The actual ending account value is based on the actual total return of the Fund for the period October 1, 2011 through March 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half year.

25        Invesco Technology Sector Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Invesco Technology Sector Fund was held on Wednesday, April 14, 2011, and was adjourned several times until November 28, 2011. The Meeting on November 28, 2011 was held for the following purpose:

Matter:

(1)	To approve an Agreement and Plan of Reorganization between Invesco Technology Sector Fund (the “Target Fund”) and Invesco Technology Fund (the “Acquiring Fund”) a series of AIM Sector Funds (Invesco Sector Funds), providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares of the Target Fund; and (c) the liquidation and termination of the Target Fund.

Invesco Technology Sector Fund did not receive shareholder votes sufficient to pass the proposal. As a result, the matter described above failed to pass. The results of the voting on the above matter were as follows:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes

4,132,708	229,514	430,482	0

26        Invesco Technology Sector Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	133	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	133	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	151	Director of the Abraham Lincoln Presidential Library Foundation.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	133	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Technology Sector Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	151	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	133	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	133	Chairman, Board of Governors, Western Golf Association, Chairman-elect, Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	151	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	133	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	133	Insperity (formerly known as Administaff)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	133	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	133	None

T-2        Invesco Technology Sector Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	133	None

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	151	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	133	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Assurance Officer, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

T-3        Invesco Technology Sector Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds in	Other
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Fund Complex	Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4        Invesco Technology Sector Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.
The SEC file numbers for the Fund are 811-03826 and 002-85905.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-TECH-AR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.
There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by PWC Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of		Percentage of		Percentage of
		Fees Billed		Fees Billed		Fees Billed
		Applicable to		Applicable to		Applicable to
		Non-Audit		Non-Audit		Non-Audit
		Services		Services		Services
		Provided for		Provided for		Provided for
	Fees Billed for	fiscal year end	Fees Billed for	fiscal year end	Fees Billed for	fiscal year end
	Services	4/30/2012	Services	3/31/2012	Services	3/31/2011
	Rendered to	Pursuant to	Rendered to	Pursuant to	Rendered to	Pursuant to
	the Registrant	Waiver of	the Registrant	Waiver of	the Registrant	Waiver of
	for fiscal year	Pre-Approval	for fiscal year	Pre-Approval	for fiscal year	Pre-Approval
	end 4/30/2012	Requirement(1)	end 3/31/2012	Requirement(1)	end 3/31/2011	Requirement(1)
Audit Fees	$10,255	N/A	$29,300	N/A	$142,700	N/A
Audit-Related Fees	$0	0%	$0	0%	$0	0%
Tax Fees(2)	$980	0%	$8,200	0%	$31,500	0%
All Other Fees	$0	0%	$0	0%	$0	0%

Total Fees	$11,235	0%	$37,500	0%	$174,200	0%
PWC billed the Registrant aggregate non-audit fees of $980 for the fiscal year ended April 30, 2012, $8,200 for the fiscal year ended March 31, 2012 and $31,500 for the fiscal year ended March 31, 2011 for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end April 30, 2012 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end March 31, 2012 includes fees billed for reviewing tax returns. Tax fees for the fiscal year March 31, 2011 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for		Fees Billed for		Fees Billed for
	Non-Audit		Non-Audit		Non-Audit
	Services		Services		Services
	Rendered to		Rendered to		Rendered to
	Invesco and		Invesco and		Invesco and
	Invesco	Percentage of	Invesco	Percentage of	Invesco	Percentage of
	Affiliates for	Fees Billed	Affiliates for	Fees Billed	Affiliates for	Fees Billed
	fiscal year end	Applicable to	fiscal year end	Applicable to	fiscal year end	Applicable to
	4/30/2012	Non-Audit	3/31/2012	Non-Audit	3/31/2011	Non-Audit
	That Were	Services	That Were	Services	That Were	Services
	Required	Provided for	Required	Provided for	Required	Provided for
	to be Pre-	fiscal year end	to be Pre-	fiscal year end	to be Pre-	fiscal year end
	Approved	4/30/2012	Approved	3/31/2012	Approved	3/31/2011
	by the	Pursuant to	by the	Pursuant to	by the	Pursuant to
	Registrant's	Waiver of Pre-	Registrant's	Waiver of Pre-	Registrant's	Waiver of Pre-
	Audit	Approval	Audit	Approval	Audit	Approval
	Committee	Requirement(1)	Committee	Requirement(1)	Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended April 30, 2012, $0 for the fiscal year ended March 31, 2012, and $0 for the fiscal year ended March 31, 2011 for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None

ITEM 11.	CONTROLS AND PROCEDURES.
(a)	As of June 12, 2012, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of June 12, 2012, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Sector Funds (Invesco Sector Funds)
By:	/s/ Philip A. Taylor
Philip A. Taylor Principal Executive Officer

Date:	June 14, 2012

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor Principal Executive Officer

Date:	June 14, 2012

By:	/s/ Sheri Morris
Sheri Morris Principal Financial Officer

Date:	June 14, 2012

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.